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                                                                   EXHIBIT 10.22

      DATED 30th April                                               1997
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                           GULFMARK NORTH SEA LIMITED
                    GULF OFFSHORE MARINE INTERNATIONAL, INC.
                            (AS PRINCIPAL BORROWERS)

                           GULF OFFSHORE N.S. LIMITED
                          GULF OFFSHORE FAR EAST, INC.
                            (AS PERMITTED BORROWERS)

                          GULFMARK INTERNATIONAL, INC.
                                  (AS SPONSOR)

                     CHASE MANHATTAN INTERNATIONAL LIMITED
                        (AS AGENT AND SECURITY TRUSTEE)

                            THE CHASE MANHATTAN BANK
                            (AS HEDGE COUNTERPARTY)

                THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND

                                    - AND -

                            GULFMARK OFFSHORE, INC.

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        DEED OF RELEASE AND SUBSTITUTION RELATING TO A US$5,800,000 AND
           L.9,400,000 SYNDICATED LOAN FACILITY DATED 8TH JULY 1993,
        AS AMENDED AND RESTATED BY AN AGREEMENT DATED 20TH MAY 1994 AND AS AMENDED AND RESTATED BY AN AGREEMENT DATED 20TH OCTOBER 1995

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                                  PEACHEY & CO
                                   95 ALDWYCH
                                LONDON WC2B 4JF
                               TEL: 0171 316 5200
                               FAX: 0171 316 5222
                                  REF: DAW/TMF


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DEED OF RELEASE AND SUBSTITUTION dated the 30th day of April 1997 MADE BETWEEN:

(1) GULFMARK NORTH SEA LIMITED a company incorporated under the laws of England and having its principal place of business at 10 Charlotte Road, London SW13 9QT England;

(2) GULF OFFSHORE MARINE INTERNATIONAL, INC. a company incorporated under the laws of Panama and having its principal place of business at Comosa Building, Samuel Lewis Avenue, Panama, Republic of Panama;

(3) GULF OFFSHORE N.S. LIMITED a company incorporated under the laws of England and having its principal place of business in the UK at 10 Charlotte Road, London SW13 9QT;

(4) GULF OFFSHORE FAR EAST, INC a company incorporated under the laws of Panama and having its principal place of business at Comosa Building, Samuel Lewis Avenue, Panama, Republic of Panama;

         (Parties 1, 2, 3 and 4 being together referred to as the "Borrowers")

(5) GULFMARK INTERNATIONAL, INC. a company incorporated under the laws of the State of Delaware and having its principal place of business at 5 Post Oak Park, Suite 1170, Houston, Texas 77027 (the "Sponsor");

(6) CHASE MANHATTAN INTERNATIONAL LIMITED having its principal place of business in the UK at 125 London Wall, London, EC2G 5AJ; (as "Agent" and "Security Trustee" under the Facility Agreement (as defined below)).

         As a result of the merger between The Chase Manhattan Bank, N.A. and Chemical Bank


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         in July 1996, Chase Manhattan International Limited assumed the role of Security Trustee and Agent under the Facility Agreement (as defined below);


(7) THE CHASE MANHATTAN BANK having its principal place of business in the UK at 125 London Wall, London EC2G 5AJ (as "Hedge Counterparty" and "Bank" under the Facility Agreement (as defined below)).

(8) THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND a company incorporated under the laws of Scotland and having its principal place of business in the UK at International Division, Orchard Brae House, 30 Queensferry Road, Edinburgh EH4 2OG (together with The Chase Manhattan Bank in its capacity as a Bank and together with each of their successors and assigns the "Banks")

(9) GULFMARK OFFSHORE, INC. a company incorporated under the laws of the State of Delaware and having its principal place of business at 5 Post Oak Park, Suite 1170, Houston, Texas 77027 (the "New Sponsor").

WHEREAS:

(A) Pursuant to an Agreement and Plan of Merger dated 5th December 1996 between the Sponsor, the New Sponsor and others, the Sponsor and New Sponsor have each agreed, inter alia, to enter into a reorganisation and merger (the "Merger") to be completed on or before 31st March 1997 since extended to 30th April 1997 (the "Closing Date");

(B) The Merger provides that the Sponsor's obligations contained in a US$5,800,000 and L.9,400,000 Syndicated Loan Facility dated 8th July 1993 as amended and restated by an agreement dated 20th May 1994 and as amended and restated by an agreement dated 20th October 1995 made between the Borrowers, the Sponsor, and the Agent and Security Trustee (as one party but in separate capacities), the Hedge Counterparty and the Banks

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         (the "Facility Agreement") and referred to below are to be assumed by the New Sponsor;

(C) As provided for in the Facility Agreement the Sponsor wishes to obtain the agreement of the Agent, the Security Trustee, the Hedge Counterparty, the Banks and the Borrower, to the Sponsor's release as sponsor, and replacement by the New Sponsor as detailed below.

NOW IT IS HEREBY AGREED as follows:


1.       SPONSOR'S RELEASE

1.1 Subject to clause 3.1, in consideration of the covenant entered into by the New Sponsor in clause 2, the Agent, the Security Trustee, the Hedge Counterparty, the Banks and the Borrowers hereby irrevocably release and forever discharge the Sponsor from all its obligations contained in, and all its liabilities whatsoever under, the Facility Agreement or any other deed or document supplemental to the Facility Agreement (other than this Deed) on and from the Closing Date.

1.2 Subject to clause 3.1, the Sponsor is, on and from the Closing Date, released from all its obligations and liabilities in respect of all damages, actions, proceedings, costs, claims, demands and expenses arising from or under the terms of the Facility Agreement which such obligations and liabilities shall be assumed by the New Sponsor in accordance with clause 3.1.

2.       NEW SPONSOR'S COVENANT

2.1 The New Sponsor hereby covenants with the each of the Agent, the Security Trustee, the Hedge Counterparty and the Banks that, as from the Closing Date, it will, throughout the term of the Facility Agreement, duly perform and observe all the Sponsor's covenants


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         and obligations in accordance with the terms contained therein.

3.       ACCRUED RIGHTS

3.1 Nothing in this Deed shall waive or be deemed to waive any breach of the obligations of the Sponsor which may have occurred prior to the Closing Date but, for the avoidance of doubt, all damages, actions, proceedings, costs, claims, demands and expenses arising from any accrued right of action already vested in any of the Agent, the Security Trustee, the Hedge Counterparty, the Banks and the Borrowers, or any of them, at the date hereof shall also be assumed by the New Sponsor.

3.2 Save as provided herein, the provisions of the Facility Agreement and each Security Document shall remain in full force and effect as if the New Sponsor were party to the Facility Agreement.

4.       FEES AND COSTS

4.1 The New Sponsor agrees to pay all fees and expenses reasonably incurred (including but not limited to legal fees) in connection with the negotiation and execution of this Deed and all other documents reasonably required by the Agent in connection therewith.

5.       LAW & JURISDICTION

5.1 Part 15 of the Facility Agreement is deemed to be incorporated herein save that the New Sponsor shall be deemed to be included within the definition of "Obligor". All other terms as defined as in the Facility Agreement.

6.       COUNTERPARTS

6.1 This deed may be executed in counterparts, each of which shall be an original, but all






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         of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF the parties have executed this Deed the day and year first before written.



Executed as a Deed                      )
by /s/ BRUCE A. STREETER                )
                                        )
for and on behalf of GULFMARK           )
NORTH SEA LIMITED                       )




Executed as a Deed                      )
by /s/ BRUCE A. STREETER                )
                                        )
for and on behalf of GULF OFFSHORE      )
MARINE INTERNATIONAL INC.               )



Executed as a Deed                      )
by /s/ BRUCE A. STREETER                )
                                        )
for and on behalf of GULF OFFSHORE      )
N.S. LIMITED                            )



Executed as a Deed                      )
by /s/ BRUCE A. STREETER                )
                                        )
for and on behalf of GULF OFFSHORE      )
FAR EAST, INC.                          )





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Executed as a Deed                      )
by /s/ FRANK R. PIERCE                  )
                                        )
for and on behalf of GULFMARK           )
INTERNATIONAL INC.                      )



Executed as a Deed                      )
by /s/ TIMOTHY G. CHAPMAN               )
                                        )
for and on behalf of CHASE              )
MANHATTAN INTERNATIONAL                 )
LIMITED                                 )



Executed as a Deed                      )
by /s/ JAMES G. HAYNES                  )
                                        )
for and on behalf of THE CHASE          )
MANHATTAN BANK                          )
(in its capacity as the Hedge
Counterparty and a Bank)


Executed as a Deed                      )
by /s/ GORDON GRIEVE                    )
                                        )
for and on behalf of THE GOVERNOR       )
AND COMPANY OF THE BANK OF              )
SCOTLAND                                )



Executed as a Deed                      )
by /s/ FRANK R. PIERCE                  )
                                        )
for and on behalf of GULFMARK           )
OFFSHORE, INC.                          )



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